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         UL2001, A FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       Supplement Dated October 2, 2003
                                      to
                         Prospectus Dated May 1, 2003

This supplements the information contained in the prospectus ("Prospectus") for UL2001 Flexible Premium Multifunded Life Insurance Policies, dated May 1, 2003. You should keep this Supplement to the Prospectus for future reference.

Time for Decreasing Specified Face Amount. You may reduce the specified face amount of your Policy after the end of the first (rather than the second) Policy year, subject to the existing age, minimum amount and cash surrender value requirements detailed in the Prospectus.

Amount of Surrender Charge Deducted at Time of Decreases in Specified Face Amount. The amount of your Policy's surrender charge that we will deduct at the time you reduce the specified face amount will now be 50% (rather than 100%) of the pro-rata portion of the surrender charge that we attribute to the decrease in the manner described in the Prospectus.

Current Cost of Term Insurance Rates. The Prospectus states that an insured's cost of term insurance rate will increase each year, as the insured grows older. This statement will no longer be accurate in all cases for Policies applied for on or after October 6, 2003. For such Policies we are adopting revisions to our schedule of current cost of term insurance rates. Among other things, in addition to the factors that the Prospectus states are used to determine current cost of term insurance rates, we will now also take into consideration the time the Policy has been outstanding. Under our new rate schedule, the current cost of term insurance rate will not in all cases increase in each of the early Policy years, and in some cases may decrease in the early Policy years. The revisions to our rate schedules do not affect our guaranteed (as opposed to our current) cost of term insurance rate schedules, which will remain as described in the Prospectus.

The Lowest and Highest Current Amount Deducted for Cost of Term Insurance shown on page 8 of the Prospectus is $0.01 to $37.98 (rather than $0.06 to $22.67) each month per $1000 of term insurance amount. The Current Amount Deducted for Cost of Term Insurance shown on page 8 of the Prospectus for a male insured, age 40, in the preferred nonsmoker underwriting class with a specified face amount of $100,000 in the first policy year is $0.20 (rather than $0.16) each month per $1000 of term insurance amount.

UL2001SUPPLTR

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                    UL2001, A FLEXIBLE PREMIUM MULTIFUNDED
                             LIFE INSURANCE POLICY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                       SUPPLEMENT DATED OCTOBER 2, 2003
                        TO PROSPECTUS DATED MAY 1, 2003

This supplements the information contained in the prospectus ("Prospectus") for UL2001 Flexible Premium Multifunded Life Insurance Policies, dated May 1, 2003. You should keep this Supplement to the Prospectus for future reference.

Time For Decreasing Specified Face Amount. You may reduce the specified face amount of your Policy after the end of the first (rather than the second) Policy year, subject to the existing age, minimum amount and cash surrender value requirements detailed in the Prospectus.

Amount Of Surrender Charge Deducted At Time Of Decreases In Specified Face Amount. The amount of your Policy's surrender charge that we will deduct at the time you reduce the specified face amount will now be 50% (rather than 100%) of the pro-rata portion of the surrender charge that we attribute to the decrease in the manner described in the Prospectus.

UL2001SUPPLEMENT